                                  EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph F Lapinsky, President, Chief Executive Officer and Managing Director of Republic Engineered Products Holdings LLC (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge,

1. The Quarterly Report on Form 10-Q of the Company for the period ending June 30, 2003 (the "Periodic Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2003                   By: /s/Joseph F. Lapinsky
                                            ----------------------------------
                                         Joseph F. Lapinsky
                                         President, Chief Executive Officer and
                                         Managing Director